UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009 (March 2, 2009)

LIZ CLAIBORNE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-10689	0013-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 2, 2009 Registrant’s Amended and Restated Credit Agreement (the “Agreement”) was amended by the Registrant and the lenders thereto in order to clarify the parties’ intension regarding the treatment of certain discontinued operations in calculating the financial covenant under the Agreement.

A copy of the Amendment is attached as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
10.1	FIRST AMENDMENT, dated as of March 2, 2009 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: March 6, 2009	By:	/s/ NICHOLAS RUBINO

Name: Nicholas Rubino
Title: Senior Vice President -Chief Legal Officer; General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	FIRST AMENDMENT, dated as of March 2, 2009 (this “First Amendment”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009.